UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): March 27, 2013

EPOCH HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 303-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 27, 2013, Epoch Holding Corporation (“Epoch”) completed the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 6, 2012, by and between Epoch, The Toronto-Dominion Bank (“TD”) and Empire Merger Sub, Inc., a wholly-owned subsidiary of TD (“Merger Sub”). Pursuant to the Merger Agreement, Epoch was acquired by TD through a merger of Merger Sub with and into Epoch (the “Merger”), with Epoch continuing as the surviving corporation (the “Surviving Corporation”) following the Merger.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2013, in connection with the Merger, Epoch notified The NASDAQ Stock Market (“NASDAQ”) that the Merger had been completed and requested that trading of Epoch common stock on NASDAQ be suspended on March 27, 2013. In addition, Epoch requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist Epoch common stock from NASDAQ and deregister Epoch common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on March 27, 2013. Epoch intends to file a certificate on Form 15 requesting that Epoch’s common stock be deregistered under Section 12(g) of the Exchange Act and that Epoch’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Epoch common stock (other than treasury shares held by Epoch and any shares of Epoch common stock held by TD or any wholly-owned subsidiary of TD or Epoch) will be converted into the right to receive an amount in cash equal to $28.00, without interest and less any applicable withholding taxes (the “Merger Consideration”). Each option to acquire Epoch common stock that is outstanding at the Effective Time will be canceled in exchange for the right to receive the Merger Consideration minus the exercise price per share of the option. Each share of restricted Epoch common stock that is outstanding at the Effective Time will convert into the right to receive the Merger Consideration per share of restricted stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the SEC on December 6, 2012, and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 5.03 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

In accordance with the Merger Agreement, at the Effective Time, Epoch’s certificate of incorporation and by-laws were amended and restated to be the same as the certificate of incorporation and by-laws of Merger Sub, as in effect immediately prior to the Effective Time, except that the name of the surviving corporation remained “Epoch Holding Corporation”. The amended and restated certificate of incorporation of Epoch and amended and restated by-laws of Epoch are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 6, 2012, by and between Epoch Holding Corporation, Empire Merger Sub, Inc. and The Toronto-Dominion Bank (incorporated by reference to Exhibit 2.1 to Epoch’s Current Report on Form 8-K filed with the SEC on December 6, 2012).
3.1	Amended and Restated Certificate of Incorporation of Epoch Holding Corporation.
3.2	Amended and Restated By-laws of Epoch Holding Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION
(Registrant)

Date: March 27, 2013
	By:	/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer